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                                                                   EXHIBIT 10.12

                        SETTLEMENT AGREEMENT AND RELEASE

            THIS SETTLEMENT AGREEMENT AND RELEASE (this "Agreement") is entered into effective as of August 29, 2003, by and between Commonwealth Energy Corporation, a California corporation ("Commonwealth") and Robert C. Perkins ("Perkins").

                                    RECITALS

            A. Perkins has served as a director of Commonwealth since 1999.

            B. In connection with his service as a director, Perkins was promised certain options to purchase shares of Commonwealth's Common Stock in 1999, 2001 and 2002 (the "Promised Options").

            C. There is a dispute between Commonwealth and Perkins as to the number and terms of the Promised Options.

            D. The parties desire to fully, finally and forever settle and compromise all claims, demands, damages, debts, liabilities, accounts, obligations, costs, expenses, liens, actions and causes of action of any kind or nature whatsoever, known or unknown, suspected or unsuspected (collectively, "Claims"), which any of the parties may now have or hereafter have or claim to have against the other parties and affiliates of the other parties based on the Promised Options.

            NOW, THEREFORE, for and in consideration of the foregoing recitals, the mutual undertakings contained in this Agreement, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

      1. Issuance of Stock Option. Commonwealth shall issue to Perkins the following options to purchase shares of Commonwealth common stock (the "New Options"), which shall be fully vested as of the date of grant:

                  (a) an option to purchase 80,000 shares of Commonwealth common stock at an exercise price of $1.00 per share; and

                  (b) an option to purchase 20,000 shares of Commonwealth common stock at an exercise price of $1.86 per share.

      2. Release by Perkins. Except for obligations created by this Agreement and the New Options, Perkins releases and discharges and agrees to hold harmless Commonwealth and its officers, directors, employees, agents, servants, consultants, advisors, attorneys, heirs, executors, representatives, administrators, affiliates, predecessors, successors and assigns (collectively, the "Commonwealth Affiliates"), from any and all Claims which Perkins may now

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have or hereafter have or claim to have against Commonwealth or any of the
Commonwealth Affiliates based on the Promised Options.

      3. Waiver of Civil Code Section 1542. Perkins understands and agrees that the release provided herein extends to all Claims released above whether known or unknown, suspected or unsuspected. As to those matters released herein only, Perkins expressly waives and relinquishes any and all rights they he have under California Civil Code Section 1542, which provides as follows:

            "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS
            WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT
            TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING
            THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE
            MATERIALLY AFFECTED HIS SETTLEMENT WITH THE
            DEBTOR."

Perkins expressly waives and releases any rights and benefits which he has or may have under any similar law or rule of any other jurisdiction pertaining to the matters released herein. It is the intention of each party through this Agreement and with the advice of counsel to fully, finally and forever settle and release the Claims as set forth above. In furtherance of such intention, the release herein given shall be and remain in effect as full and complete release of such matters notwithstanding the discovery of any additional Claims or facts relating thereto.

      4. Binding Upon Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto.

      5. Modifications. This Agreement may not be amended, canceled, revoked or otherwise modified except by written agreement executed by the party or parties to be charged with such modification.

      6. No Admission of Liability. The parties hereto explicitly acknowledge that by entering into this Agreement no party admits or acknowledges the existence of any liability or wrongdoing.

      7. Severability. In the event any provision of this Agreement shall be held to be void, voidable or unenforceable, the remaining provisions shall remain in full force and effect.

      8. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of California without regard to the conflicts of law principles thereof.

      9. Venue. Any action, suit or other proceeding brought by or against any of the parties hereto to enforce this Agreement shall be instituted and maintained only in Orange County, California.

      10. Warranty of Authority. Each party whose signature is affixed hereto in a representative capacity represents and warrants that he is authorized to execute this Agreement on behalf of and to bind the entity on whose behalf his signature is affixed.

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      11. Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes any and all other agreements, understandings, negotiations, or discussions, either oral or in writing, express or implied, relative to the matters which are the subject of this Agreement.

      12. Further Acts. Each party hereto agrees to perform any further acts and execute and deliver any further documents which reasonably may be necessary to carry out the provisions and intent of this Agreement.

      13. Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed and delivered shall be an original, and all of which when executed shall constitute one and the same instrument.

      14. Miscellaneous Provisions.

            14.1 The parties represent that they have read this Agreement and fully understand all of its terms; that they have conferred with their attorneys, or have knowingly and voluntarily chosen not to confer with their attorneys about this Agreement; that they have executed this Agreement without coercion or duress of any kind; and that they understand any rights that they have or may have and sign this Agreement with full knowledge of any such rights.

            14.2 The language in all parts of this Agreement must be in all cases construed simply according to its fair meaning and not strictly for or against any party. Whenever the context requires, all words used in the singular must be construed to have been used in the plural, and vice versa, and each gender must include any other gender. The captions of the Sections of this Agreement are for convenience only and must not affect the construction or interpretation of any of the provision herein.

            14.3 Each provision of this Agreement to be performed by a party hereto is both a covenant and condition, and is a material consideration for the other party's performance hereunder, and any breach thereof by the party will be a material default hereunder. All rights, remedies, undertakings, obligations, options, covenants, conditions and agreements contained in this Agreement are cumulative and no one of them is exclusive of any other. Time is of the essence in the performance of this Agreement.

            14.4 Each party acknowledges that no representation, statement or promise made by any other party, or by the agent or attorney of any other party, has been relied on by him or it in entering into this Agreement.

            14.5 Each party understands that the facts with respect to which this Agreement is entered into may be materially different from those the parties now believe to be true. Each party accepts and assumes this risk and agrees that this Agreement and the release in it shall remain in full force and effect, and legally binding, notwithstanding the discovery or existence of any additional or different facts, or of any claims with respect to those facts.

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            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

"COMMONWEALTH"                       COMMONWEALTH ENERGY CORPORATION,
                                     a California corporation

                                     By:/S/ IAN B. CARTER
                                        ----------------------------------------
                                     Name: Ian B. Carter
                                     Title: Chairman and Chief Executive Officer

"PERKINS"                            /S/ ROBERT C. PERKINS
                                     -------------------------------------------
                                     Robert C. Perkins